CREDIT

Fixed Overview Report: 30y Conf NOO 7s

Summary of Loans in Statistical Calculation Pool

(As of 8/15/2005 )

Range

Total Number of Loans		645
Total Outstanding Balance		$90,369,464
Average Loan Balance		$140,108	$8,531 to $648,000
Escrow Balance %		0.50%
WA Mortgage Rate		7.635%	6.875% to 9.250%
WA Original Term (months)		360	360 to 360
WA Remaining Term (months)		357	329 to 360
WA Age (months)		3	0 to 31
WA LTV		79.64%	33.94% to 95.00%
WA CLTV		84.82%	33.94% to 100.00%
WA FICO		689	0 to 817
WA DTI		26.54%	0.00% to 59.84$
Balloon		0.00%
California North		1.14%
California South	(ZIP: 90000 – 93600)	3.90%
Size (% of pool)	Jumbo/Super – Jumbo	0.00%
	Conforming (Size = C)	100.00%
Secured by (% of pool)	1st Liens	100.00%
	2st Liens	0.00%
Prepayment Penalty (% of all loans)		41.52%

Top 10 States		Top 10 Prop		Doc Types		Provided Doc		Purpose Codes			Occ Codes	Orig PP Term		IO Loans
FL	19.62%	SFR	41.99%	FL/AL	10.93%		78.80%	P	65.03%	I	89.59%	0	58.48%	0	91.99%
N]	17.27%	2-4F	36.75%	SS	17.34%	Full	5.15%	CO	29.38%	S	10.41%	36	26.74%	120	8.01%
NY	9.80%	PUD	10.82%	NAV/NIV	42.32%	NO RAT	3.81%	RT	5.60%			60	7.73%
PA	5.60%	CO	9.58%	RE	1.88%	NIV	2.53%					24	3.97%
CA	5.04%	TH	0.86%	NR	13.80%	NINA	1.49%					12	2.25%
MA	4.47%			ND	13.47%	SISA	1.33%					6	0.84%
AZ	3.79%			LT	0.26%	No Inco	1.23%
GA	3.78%					STATED	0.67%
TX	3.63%					NINA or	0.64%
NV	2.42%					NIFA	0.52%

The information contained in the attached materials (the "Information") has been provided by Credit Suisse First Boston LLC ("CSFB").

The Information contained herein is preliminary and subject to change. The Information does not include all of the information required to be included in the final prospectus relating to the certificates. As such, the Information may not reflect the impact of all structural characteristics of the certificates. The assumptions underlying the Information, including structure and collateral, may be modified from time to time to reflect changed circumstances.

Prospective investors in the certificates should read the relevant documents filed, or to be filed, with the Securities and Exchange Commission (the "Commission") because they contain important information. Such documents may be obtained without charge at the Commission's website. Although a registration statement (including the base prospectus) relating to the certificates discussed in this communication has been filed with the Commission and is effective, the final prospectus supplement relating to the certificates discussed in this communication has not yet been filed with the Commission. Prospective purchasers are recommended to review the final prospectus and prospectus supplement relating to the certificates ("Offering Documents") discussed in this communication.

Offering Documents contain data that is current as of their publication dates and after publication may no longer be complete or current. A final prospectus and prospectus supplement may be obtained by contacting the CSFB trading desk or from the Commission's websile.

There shall not be any offer or sale of the certificates discussed in this communication in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such state.

The analyses, calculations and valuations herein are based on certain assumptions and data provided by third parties that may vary from the actual characteristics of the pool. Neither Credit Suisse First Boston LLC nor the Depositor have verified these analyses, calculations or valuations or represent that any such valuations represent levels where actual trades may occur.

		Total Sched Bal	Loan Count	PCT	Avg Sched Bal	Min Coupon	Max Coupon	WAC	Net Cutoff Cutoff Rate RTerm Season			FICO	LTV
All		90,369,464.27	645	100.00	140,107.70	6.88	9.25	7.63	7.38	357	3	689	80
orig_balance		19,163,261.69	289	21.21	66,308.86	6.88	9.00	7.68	7.43	357	3	698	80
0 =< ... < 100000.01
100000.01 =< ... <	200000.01	32,438,558.96	226	35.90	143,533.45	6.88	9.25	7.55	7.30	357	3	690	80
200000.01 =< ... <	300000.01	17,661,686.77	73	19.54	241,940.91	6.88	9.00	7.66	7.41	357	3	686	80
300000.01 =< ... <	400000.01	14,916,123.71	44	16.51	339,002.81	6.88	9.00	7.66	7.41	357	3	681	80
400000.01 =< ... <	500000.01	4,504,833.14	10	4.98	450,483.31	6.88	9.00	7.81	7.56	353	7	698	77
500000.01 =< ... <	600000.01	1,037,000.00	2	1.15	518,500.00	7.25	8.63	7.93	7.68	358	2	638	77
600000.01 =< ... <	700000.01	648,000.00	1	0.72	648,000.00	7.50	7.50	7.50	7.25	354	6	672	80
Sched_Balance		19,214,776.64	290	21.26	66,257.85	6.88	9.00	7.68	7.43	357	3	698	80
0 =< ... < 100000.01
100000.01 =< ... <	200000.01	32,438,558.96	226	35.90	143,533.45	6.88	9.25	7.55	7.30	357	3	690	80
200000.01 =< ... <	300000.01	17,610,171.82	72	19.49	244,585.72	6.88	9.00	7.66	7.41	357	3	686	80
300000.01 =< ... <	400000.01	14,916,123.71	44	16.51	339,002.81	6.88	9.00	7.66	7.41	357	3	681	80
400000.01 =< ... <	500000.01	4,504,833.14	10	4.98	450,483.31	6.88	9.00	7.81	7.56	353	7	698	77
500000.01 =< ... <	600000.01	1,037,000.00	2	1.15	518,500.00	7.25	8.63	7.93	7.68	358	2	638	77
600000.01 =< ... <	700000.01	648,000.00	1	0.72	648,000.00	7.50	7.50	7.50	7.25	354	6	672	80
state TOP 10 Other		22,215,092.31	205	24.58	108,366.30	6.88	9.00	7.55	7.30	357	3	687	80
FL		17,732,134.64	117	19.62	151,556.71	6.88	9.00	7.53	7.28	358	2	702	80
NJ		15,604,285.02	94	17.27	166,003.03	7.00	8.88	7.74	7.49	357	3	684	80
NY		8,854,447.23	43	9.80	205,917.38	7.00	9.00	7.85	7.60	356	4	692	79
PA		5,060,871.44	58	5.60	87,256.40	7.00	9.00	7.87	7.62	357	3	686	80
CA		4,558,482.16	22	5.04	207,203.73	7.00	8.50	7.48	7.23	357	3	674	75
MA		4,043,124.42	12	4.47	336,927.04	6.88	9.00	7.79	7.54	356	4	671	79
AZ		3,421,031.46	22	3.79	155,501.43	6.88	8.88	7.58	7.33	357	3	677	81
GA		3,413,183.58	29	3.78	117,695.99	6.88	9.25	7.54	7.28	356	4	693	82
TX		3,283,887.23	33	3.63	99,511.73	7.00	9.00	7.48	7.23	357	3	705	79
NV		2,182,924.78	10	2.42	218,292.48	6.88	8.75	7.63	7.38	357	3	702	80
Orig_LTV 0 =< ... < 50.01		450,000.00	3	0.50	150,000.00	7.00	7.50	7.29	7.04	357	3	669	41
50.01 =< ... < 60.01		291,940.00	2	0.32	145,970.00	7.13	9.00	8.17	7.92	358	2	616	58
60.01 =< ... < 70.01		3,886,351.33	28	4.30	138,798.26	6.88	8.38	7.49	7.24	357	3	692	68
70.01 =< ... < 80.01		76,760,917.38	529	84.94	145,105.70	6.88	9.00	7.59	7.34	357	3	690	79
80.01 =< ... < 90.01		7,788,208.77	67	8.62	116,241.92	7.00	9.25	8.04	7.78	356	4	688	88
90.01 =< ... < 100.01		1,192,046.79	16	1.32	74,502.92	7.75	9.00	8.48	8.23	356	4	678	95
Curr_Rate		3,389,003.08	23	3.75	147,347.96	6.88	6.88	6.88	6.62	358	2	723	78
6.75 =< ... < 7
7 =< ... < 7.25		14,361,242.95	99	15.89	145,063.06	7.00	7.13	7.06	6.81	357	3	701	79
7.25 =< ... < 7.5		17,696,889.73	122	19.58	145,056.47	7.25	7.38	7.31	7.06	357	3	696	80
7.5 =< ... < 7.75		17,807,307.62	127	19.71	140,215.02	7.50	7.63	7.54	7.29	357	3	686	79
7.75 =< ... < 8		18,405,999.98	130	20.37	141,584.62	7.75	7.88	7.82	7.57	357	3	687	80
8 =< ... < 8.25		5,871,938.63	41	6.50	143,218.02	8.00	8.13	8.03	7.77	355	5	684	78
8.25 =< ... < 8.5		3,051,247.11	28	3.38	108,973.11	8.25	8.38	8.29	8.04	357	3	671	82
8.5 =< ... < 8.75		5,404,562.81	37	5.98	146,069.27	8.50	8.63	8.54	8.29	357	3	663	80

The information contained in the attached materials (the "Information") has been provided by Credit Suisse First Boston LLC ("CSFB").

The Information contained herein is preliminary and subject to change. The Information does not include all of the information required to be included in the final prospectus relating to the certificates. As such, the Information may not reflect the impact of all structural characteristics of the certificates. The assumptions underlying the Information, including structure and collateral, may be modified from time to time to reflect changed circumstances.

Prospective investors in the certificates should read the relevant documents filed, or to be filed, with the Securities and Exchange Commission (the "Commission") because they contain important information. Such documents may be obtained without charge at the Commission's website. Although a registration statement (including the base prospectus) relating to the certificates discussed in this communication has been filed with the Commission and is effective, the final prospectus supplement relating to the certificates discussed in this communication has not yet been filed with the Commission. Prospective purchasers are recommended to review the final prospectus and prospectus supplement relating to the certificates ("Offering Documents") discussed in this communication.

Offering Documents contain data that is current as of their publication dates and after publication may no longer be complete or current. A final prospectus and prospectus supplement may be obtained by contacting the CSFB trading desk or from the Commission's website.

There shall not be any offer or sale of the certificates discussed in this communication in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such state.

The analyses, calculations and valuations herein are based on certain assumptions and data provided by third parties that may vary from the actual characteristics of the pool. Neither Credit Suisse First Boston LLC nor the Depositor have verified these analyses, calculations or valuations or represent that any such valuations represent levels where actual trades may occur.

	Total Sched Bal	Loan Count	PCT	Avg Sched Bal	Min Coupon	Max Coupon	WAC	Net Cutoff Cutoff Rate RTerm Season			FICO	LTV
8.75 =< ... < 9	2,350,909.08	24	2.60	97,954.55	8.75	8.88	8.83	8.58	357	3	682	86
9 =< ... < 9.25	1,897,874.68	13	2.10	145,990.36	9.00	9.00	9.00	8.75	357	3	658	83
9.25 =< ... < 9.5	132,488.60	1	0.15	132,488.60	9.25	9.25	9.25	8.99	329	31	688	90
Property_Type 2 Family	14,562,356.48	85	16.11	171,321.84	6.88	9.00	7.70	7.45	357	3	679	80
2-4 Family	32,453.75	1	0.04	32,453.75	7.00	7.00	7.00	6.74	357	3	616	80
3 Family	10,190,643.72	42	11.28	242,634.37	6.88	9.00	7.87	7.62	356	4	681	78
4 Family	8,423,320.43	36	9.32	233,981.12	6.88	8.88	7.70	7.45	357	3	696	79
Condo	650,358.69	6	0.72	108,393.12	7.00	7.75	7.32	7.07	354	6	729	81
Condo - High Rise >8 floors	661,863.93	4	0.73	165,465.98	7.00	8.63	8.07	7.81	357	3	725	80
Condo - Low Rise <5 floors	5,225,559.09	44	5.78	118,762.71	6.88	8.88	7.58	7.33	357	3	696	79
Condo - Mid Rise 5-8 floors	2,115,768.61	12	2.34	176,314.05	7.13	9.00	7.74	7.49	358	2	700	79
PUD	9,780,368.12	57	10.82	171,585.41	6.88	8.88	7.44	7.19	358	2	698	80
Single Family Attached	59,000.00	1	0.07	59,000.00	7.88	7.88	7.88	7.63	358	2	781	75
Single Family Detached	32,800,151.87	298	36.30	110,067.62	6.88	9.25	7.58	7.33	357	3	691	80
Single Family Residence	5,087,921.49	46	5.63	110,606.99	7.00	8.88	7.52	7.26	356	4	678	80
Townhouse	779,698.09	13	0.86	59,976.78	7.13	9.00	7.96	7.71	357	3	679	81
Purpose Purchase	58,763,559.32	395	65.03	148,768.50	6.88	9.25	7.65	7.40	357	3	696	80
Refinance - Cashout	26,546,248.99	211	29.38	125,811.61	6.88	9.00	7.63	7.38	357	3	678	78
Refinance - Rate Term	5,059,655.96	39	5.60	129,734.77	6.88	8.50	7.52	7.27	357	3	678	77
Occupancy Investment	80,958,822.08	589	89.59	137,451.31	6.88	9.25	7.66	7.40	357	3	688	79
Secondary	9,410,642.19	56	10.41	168,047.18	6.88	9.00	7.46	7.21	357	3	702	81
Orig_Term 360 =< ... < 372	90,369,464.27	645	100.00	140,107.70	6.88	9.25	7.63	7.38	357	3	689	80
Doc_Type Full	9,877,169.35	84	10.93	117,585.35	6.88	8.88	7.35	7.10	356	4	695	81
Lite Doc	238,261.68	4	0.26	59,565.42	7.00	8.25	7.40	7.14	354	6	721	78
No Asset Verification	663,968.23	7	0.73	94,852.60	7.38	8.50	7.74	7.49	355	5	715	79
No Doc (NINA)	12,171,624.94	83	13.47	146,646.08	6.88	9.25	7.83	7.58	357	3	702	78
No Income Verification	37,580,147.26	265	41.59	141,811.88	6.88	9.00	7.58	7.33	357	3	686	80
No Ratio	12,471,742.54	82	13.80	152,094.42	6.88	9.00	7.67	7.42	357	3	688	79
Reduced (partial)	1,699,519.01	12	1.88	141,626.58	7.00	9.00	7.71	7.45	355	5	712	82
Stated / Stated	15,667,031.26	108	17.34	145,065.10	6.88	9.00	7.77	7.52	356	4	682	80
Fico 0 =< ... < 99	928,178.00	5	1.03	185,635.60	7.25	7.88	7.47	7.22	357	3		78
550 =< ... < 600	221,940.00	2	0.25	110,970.00	7.50	9.00	8.59	8.34	358	2	592	65
600 =< ... < 650	19,417,449.78	125	21.49	155,339.60	6.88	9.00	7.73	7.48	356	4	633	79
650 =< ... < 700	34,893,898.86	246	38.61	141,845.12	6.88	9.25	7.73	7.48	357	3	674	80
700 =< ... < 750	24,575,681.43	183	27.19	134,293.34	6.88	9.00	7.51	7.26	357	3	723	80
750 =< ... < 800	9,606,616.20	77	10.63	124,761.25	6.88	9.00	7.42	7.17	357	3	768	80
800 =< ... < 850	725,700.00	7	0.80	103,671.43	6.88	8.75	7.31	7.06	357	3	809	79

Prepay_Months

The information contained in the attached materials (the "Information") has been provided by Credit Suisse First Boston LLC ("CSFB").

The Information contained herein is preliminary and subject to change. The Information does not include all of the information required to be included in the final prospectus relating to the certificates. As such, the Information may not reflect the impact of all structural characteristics of the certificates. The assumptions underlying the Information, including structure and collateral, may be modified from time to time to reflect changed circumstances.

Prospective investors in the certificates should read the relevant documents filed, or to be filed, with the Securities and Exchange Commission (the "Commission") because they contain important information. Such documents may be obtained without charge at the Commission's website. Although a registration statement (including the base prospectus) relating to the certificates discussed in this communication has been filed with the Commission and is effective, the final prospectus supplement relating to the certificates discussed in this communication has not yet been filed with the Commission. Prospective purchasers are recommended to review the final prospectus and prospectus supplement relating to the certificates ("Offering Documents") discussed in this communication.

Offering Documents contain data that is current as of their publication dates and after publication may no longer be complete or current. A final prospectus and prospectus supplement may be obtained by contacting the CSFB trading desk or from the Commission's website.

There shall not be any offer or sale of the certificates discussed in this communication in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such state.

The analyses, calculations and valuations herein are based on certain assumptions and data provided by third parties that may vary from the actual characteristics of the pool. Neither Credit Suisse First Boston LLC nor the Depositor have verified these analyses, calculations or valuations or represent that any such valuations represent levels where actual trades may occur.

		Total Sched Bal	Loan Count	PCT	Avg Sched Bal	Min Coupon	Max Coupon	WAC	Net Cutoff Cutoff Rate RTerm Season		FICO	LTV
0		52,843,754.97	353	58.48	149,699.02	7.00	9.25	7.71	7.46	357	3	686	80
12		2,031,147.10	10	2.25	203,114.71	7.13	8.25	7.63	7.38	357	3	702	79
24		3,583,816.08	34	3.97	105,406.36	6.88	8.63	7.46	7.21	358	2	698	79
36		24,166,592.54	187	26.74	129,233.12	6.88	9.00	7.56	7.31	357	3	695	80
6		761,052.83	5	0.84	152,210.57	7.25	8.50	7.95	7.70	356	4	669	76
60		6,983,100.75	56	7.73	124,698.23	6.88	9.00	7.37	7.12	356	4	688	77
DTI_Ratio		40,685,886.80	315	45.02	129,161.55	6.88	9.25	7.68	7.42	357	3	697	79
< 30
30 =< ... <	35	10,367,595.47	66	11.47	157,084.78	6.88	9.00	7.55	7.30	357	3	691	80
35 =< ... <	40	14,805,113.31	102	16.38	145,148.17	6.88	9.00	7.61	7.36	358	2	680	79
40 =< ... <	45	12,745,096.12	83	14.10	153,555.37	6.88	9.00	7.68	7.43	357	3	680	80
45 =< ... <	50	7,378,747.81	53	8.17	139,221.66	6.88	9.00	7.49	7.24	357	3	699	81
50 =< ... <	55	2,720,976.32	15	3.01	181,398.42	7.25	8.50	7.72	7.47	353	7	658	83
55 =< ... <	60	1,666,048.44	11	1.84	151,458.95	7.00	8.88	7.58	7.33	351	9	665	81
interest_only_period		83,130,276.27	597	91.99	139,246.69	6.88	9.25	7.65	7.40	357	3	687	80
0
120		7,239,188.00	48	8.01	150,816.42	6.88	9.00	7.44	7.19	358	2	718	81

The information contained in the attached materials (the "Information") has been provided by Credit Suisse First Boston LLC ("CSFB").

The Information contained herein is preliminary and subject to change. The Information does not include all of the information required to be included in the final prospectus relating to the certificates. As such, the Information may not reflect the impact of all structural characteristics of the certificates. The assumptions underlying the Information, including structure and collateral, may be modified from time to time to reflect changed circumstances.

Prospective investors in the certificates should read the relevant documents filed, or to be filed, with the Securities and Exchange Commission (the "Commission") because they contain important information. Such documents may be obtained without charge at the Commission's website. Although a registration statement (including the base prospectus) relating to the certificates discussed in this communication has been filed with the Commission and is effective, the final prospectus supplement relating to the certificates discussed in this communication has not yet been filed with the Commission. Prospective purchasers are recommended to review the final prospectus and prospectus supplement relating to the certificates ("Offering Documents") discussed in this communication.

Offering Documents contain data that is current as of their publication dates and after publication may no longer be complete or current. A final prospectus and prospectus supplement may be obtained by contacting the CSFB trading desk or from the Commission's website.

There shall not be any offer or sale of the certificates discussed in this communication in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such state.

The analyses, calculations and valuations herein are based on certain assumptions and data provided by third parties that may vary from the actual characteristics of the pool. Neither Credit Suisse First Boston LLC nor the Depositor have verified these analyses, calculations or valuations or represent that any such valuations represent levels where actual trades may occur.